UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 26, 2011

Center Financial Corporation
(Exact name of Registrant as specified in its charter)

Commission file number: 000-50050

California	52-2380548
(State of Incorporation)	(IRS Employer Identification No)

3435 Wilshire Boulevard, Suite 700, Los Angeles, California 90010
(Address of principal executive offices)

(213) 251-2222
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On October 27, 2011, Center Financial Corporation announced the termination of the informal memorandum of understanding (the “MOU”) dated December 9, 2009 by and between the holding company and the Federal Reserve Bank of San Francisco (the “FRBSF”), effective October 26, 2011.

A copy of the press release announcing the termination of the MOU is furnished as Exhibit 99.1 to this Current Report on Form 8-K.  The press release shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act or the Exchange Act.

Item 9.01.  Financial Statements and Exhibits

(c)   Exhibits

 99.1   Press release dated October 27, 2011 announcing the termination of the MOU with the FRBSF.

SIGNATURES

Pursuant to the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized:

Date: October 27, 2011	/s/ Richard S. Cupp
Center Financial Corporation
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press release dated October 27, 2011 announcing the termination of the MOU with the FRBSF.